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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT
                                 --------------------


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 10, 1997
                                                   -----------------

                  CATERPILLAR FINANCIAL FUNDING CORPORATION
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(Exact name of registrant as specified in governing instruments)


       Nevada               333-24373            88-0342613
    ---------------     -----------------   ---------------------
    (State or other     (Commission File        (IRS Employer
    jurisdiction of          Number)          Identification No.)
     organization)


Greenview Plaza, 2950 East Flamingo Road, Suite C-3B, Las Vegas, NV  89121
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:  (702) 735-2514
                                                    --------------

                           Not Applicable
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(Former name or former address if changed since last report)




                           Exhibit Index located at Page 2



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.            FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements - Not Applicable

    (b)  Pro Forma Financial Information - Not Applicable

    (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                 Sequentially
 Exhibit                                                           Numbered
 Number      Exhibit                                                 Page
 -------     -------                                             ------------
 1.1         Class A Note Underwriting Agreement                      __
             dated November 19, 1997 among Caterpillar
             Financial Funding Corporation, Caterpillar
             Financial Services Corporation, Merrill Lynch,
             Pierce, Fenner & Smith Incorporated, Chase
             Securities Inc. and Citicorp Securities, Inc.

 1.2         Class B Note Underwriting Agreement dated                __
             November 19, 1997 among Caterpillar Financial
             Funding Corporation, Caterpillar Financial
             Services Corporation and Merrill Lynch, Pierce,
             Fenner & Smith Incorporated.

 4.1         Indenture dated as of November 1, 1997 between           __
             Caterpillar Financial Asset Trust 1997-B and The
             First National Bank of Chicago, as Indenture
             Trustee.

 4.2         Amended and Restated Trust Agreement   dated as          __
             of November 1, 1997 between          Caterpillar
             Financial Funding Corporation and Chase
             Manhattan Bank Delaware, as Owner Trustee.

 4.3         Sale and Servicing Agreement dated as                    __
             of November 1, 1997 among Caterpillar
             Financial Asset Trust 1997-B, Caterpillar
             Financial Funding Corporation, as Seller and
             Caterpillar Financial Services Corporation, as
             Servicer.



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                                                                 Sequentially
 Exhibit                                                           Numbered
 Number      Exhibit                                                 Page
 -------     -------                                             ------------
 10.1        Purchase Agreement dated as of November 1, 1997          __
             between Caterpillar Financial Funding
             Corporation Inc., as Purchaser and Caterpillar
             Financial Services Corporation, as Seller.

 10.2        Administration Agreement dated as of                     __
             November 1, 1997 among Caterpillar Financial
             Asset Trust 1997-B, Caterpillar Financial
             Services Corporation, as Administrator and
             Servicer, Caterpillar Financial Funding
             Corporation, and The First National Bank of
             Chicago, as Indenture Trustee.

 10.3        Custodial Agreement dated as of November 1,              __
             1997, among Caterpillar Financial Services
             Corporation, Caterpillar Financial Funding
             Corporation, Caterpillar Financial Asset Trust
             1997-B and the First National Bank of Chicago, as Indenture Trustee.

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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CATERPILLAR FINANCIAL FUNDING CORPORATION
                                     (Registrant)





December 10, 1997                           By:/s/ EDWARD J. SCOTT
                                               ------------------------------
                                            Name:  Edward J. Scott
                                            Title: Treasurer